S E M I - A N N U A L   R E P O R T

SMITH BARNEY
OREGON
MUNICIPALS
FUND
---------------------------------------------
October 31, 1995


          SMITH BARNEY MUTUAL FUNDS
[LOGO}    INVESTING FOR YOUR FUTURE
          EVERY DAY.

SMITH BARNEY OREGON MUNICIPALS FUND

DEAR SHAREHOLDER:

We are pleased to provide you with this semi-annual report, which includes unaudited financial statements, for the Smith Barney Oregon Muncipals Fund. This report covers the six-month period ended October 31, 1995. The Fund posted a cumulative total return of 6.85% for the six-month period ended October 31, 1995. For your convenience, we have summarized this period's prevailing economic and market conditions below and outlined our portfolio strategy during this time. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow in the semi-annual report. The Oregon Municipals Fund had a one-year total return at net asset value (NAV) of 16.03% for the period ended October 31, 1995. This compared favorably to the Lipper peer group total average return of 10.14% for the same period.

MARKET & ECONOMIC OVERVIEW

Over the past six months, the fixed income markets have been characterized by generally lower interest rates, as measured by the decline of the 30-year Treasury bond from 7.43% on March 31, 1995 to 6.50% on September 30, 1995, a drop of nearly 100 basis points. We believe that this decline is due primarily to tax reform concerns. Interestingly, over the same period, long-term municipal bond yields barely budged, starting out on March 30, 1995 at 6.29% as represented by Bond Buyer's 25-Year Revenue Bond Index and finishing at 6.27% on September 28, 1995.

Although some analysts have been forecasting a slight pick-up in economic activity during the final quarter of 1995, it now appears that the Federal Reserve Board (the Fed) has been successful in controlling inflation and encouraging a sustainable and slower rate of economic growth this year. The Fed declined to alter the federal funds rate (an important indicator of the direction of short-term interest rates) in September, leaving it unchanged at 5.75%, reflecting its confidence in the current rate of economic growth. Consumer spending is rising at an annual pace of 2.5% to 3%, a relatively neutral rate further tempered by recent indications that consumer households are growing more cautious.

In response to these conditions, the municipal bond market continued to lag somewhat relative to Treasuries. The big uncertainty over the municipal market continues to be tax reform. The current budget, which is currently in a stalemate between the President and Congress, contains a capital gains cut, but does not address broader tax reform. Flat tax proposals are still being discussed, but a number of alternate reform measures are on the table as well. We expect this issue to emerge as the centerpiece of the 1996 Presidential elections.

In short, until a more definite consensus emerges from Washington, D.C., we cannot be certain of the impact on municipal bonds and are holding fast on our relatively cautious investment approach. Looking forward -- and absent radical tax reform -- we expect municipal bonds to perform well relative to taxable investments, due primarily to diminishing supply. There continues to be little refinancing or new issue activity. New issue activity is increasing toward year-end, but remains well below the levels seen in previous years. The Public Securities Association now predicts approximately $140 billion in new issues by the end of 1995, less than half the record amount that came to market in 1993. This reduction in supply has helped to support underlying values. If the supply situation continues into 1996 as we expect, stronger appreciation opportunities could develop, particularly for bonds with long maturities.

OREGON ECONOMIC HIGHLIGHTS

Oregon's general obligation debt holds a "AA" rating from both Standard & Poor's Corporation ("Standard and Poor's") and Fitch Investors Service, Inc. ("Fitch"). According to Fitch, Oregon has a stable outlook and S&P's outlook for the state is positive. Oregon has experienced strong economic growth in recent years. There has been significant growth in Oregon's state and local tax revenues, generally effective management of state expenditures, and the state lottery has been a big revenue generator. In addition, Oregon's economy continues to expand and diversify. Recent growth trends in Oregon have significantly outpaced the national average but may moderate as the California economy improves.

At this time, we would like to thank you for your continued participation in the Smith Barney Oregon Municipals Fund and your ongoing confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon                    /s/ Peter M. Coffey
Heath B. McLendon                        Peter M. Coffey
Chairman and                             Vice President and
Chief Executive Officer                  Investment Officer

December l, 1995

--------------------------------------------------------------------------------
DIVIDEND POLICY

Although not explicitly stated in the Prospectus, the Fund's policy is to pay a level monthly dividend based on the income generated by the Fund's portfolio holdings, our expectations regarding the municipal bond market and the general direction of interest rates. The Fund's investment decisions are guided by market conditions, and are not made with the intent of maintaining artificially high dividends. We continually monitor both the market and the Fund's income stream to ensure that our dividends approximate the actual earnings of the Fund. Smith Barney Oregon Municipals Fund
--------------------------------------------------------------------------------

SMITH BARNEY
OREGON MUNICIPALS FUND

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    Net Asset Value
                                ----------------------
                                Beginning       End       Income       Total
Period Ended                    of Period    of Period   Dividends   Returns(1)
--------------------------------------------------------------------------------
10/31/95                          $10.09      $10.50       $0.27       6.85%+
--------------------------------------------------------------------------------
Inception*- 10/30/95                9.55       10.09        0.49      11.12+
--------------------------------------------------------------------------------
Total                                                      $0.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS B SHARES
--------------------------------------------------------------------------------
                                    Net Asset Value
                                ----------------------
                                Beginning       End       Income       Total
Period Ended                    of Period    of Period   Dividends   Returns(1)
--------------------------------------------------------------------------------
10/31/95                          $10.09      $10.50       $0.25       6.60%+
--------------------------------------------------------------------------------
Inception*- 10/30/95                9.55       10.09        0.45      10.62+
--------------------------------------------------------------------------------
Total                                                      $0.70
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS C SHARES
--------------------------------------------------------------------------------
                                   Net Asset Value
                                --------------------
                                Beginning       End       Income       Total
Period Ended                    of Period    of Period   Dividends   Returns(1)
--------------------------------------------------------------------------------
Inception*- 10/31/95              $10.34      $10.50       $0.25       4.41%+
--------------------------------------------------------------------------------

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

SMITH BARNEY
OREGON MUNICIPALS FUND

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                                    Without Sales Charge(1)
                                               --------------------------------
                                               Class A      Class B      Class C
--------------------------------------------------------------------------------
Six Months Ended 10/31/95+                      6.85%        6.60%         N/A
--------------------------------------------------------------------------------
Year Ended 10/31/95                            16.03        15.47          N/A
--------------------------------------------------------------------------------
Inception* through 10/31/95                    12.65        12.12         4.41%
--------------------------------------------------------------------------------

                                                     With Sales Charge(2)
                                               --------------------------------
                                               Class A      Class B      Class C
--------------------------------------------------------------------------------
Six Months Ended 10/31/95+                      2.58%        2.10%         N/A
--------------------------------------------------------------------------------
Year Ended 10/31/95                            11.39        10.97          N/A
--------------------------------------------------------------------------------
Inception* through 10/31/95                     9.51         9.47         3.41%


--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                     Without Sales Charge(1)
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/95)                        2.58%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/95)                        2.10
--------------------------------------------------------------------------------
Class C (Inception* through 10/31/95)                        3.41
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

  * Inception date for Class A and B shares is May 23, 1994 and for Class C shares is May 16, 1995.

  + Total return is not annualized, as it may not be representative of the total return for the year.

SMITH BARNEY
OREGON MUNICIPALS FUND

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------

                 GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF
                     SMITH BARNEY OREGON MUNICIPALS FUND VS.
                      THE LEHMAN MUNICIPAL BOND FUND INDEX+

                                   (UNAUDITED)

--------------------------------------------------------------------------------
                             May 1994 - October 1995



                                    [CHART]




  + Hypothetical illustration of $10,000 invested in Class A shares at inception on May 23, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains at net asset value through October 31, 1995. The Lehman Municipal Bond Fund Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last 5 years, having a minimum credit rating of at least Baa and a maturity of at least 2 years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

SMITH BARNEY
OREGON MUNICIPALS FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS (UNAUDITED)                                OCTOBER 31, 1995
--------------------------------------------------------------------------------

INDUSTRY BREAKDOWN

Short-Term                3.2%
General Obligation        6.1%
Utilities                 5.3%
Water and Sewer          18.0%
Hospital                 13.1%
Government Facility       3.5%
Transportation            4.1%
Housing                  19.3%
Miscellaneous             6.1%
Education                21.3%


SUMMARY OF INVESTMENTS BY COMBINED RATINGS

                                   STANDARD &                    PERCENTAGE OF
      MOODY'S         AND/OR         POOR'S                    TOTAL INVESTMENTS
--------------------------------------------------------------------------------
        Aaa                            AAA                           35.7%
        Aa                             AA                            16.6
         A                              A                            28.3
        Baa                            BBB                           12.3
    VMIG 1/P-1                        A-1+                            3.2
        NR                             NR                             3.9
                                                                    -----
                                                                    100.0%
                                                                    =====
6

SMITH BARNEY
OREGON MUNICIPALS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)                             OCTOBER 31, 1995
--------------------------------------------------------------------------------

    FACE
   AMOUNT    RATING                     SECURITY                        VALUE
--------------------------------------------------------------------------------
EDUCATION -- 21.3%

 $  500,000  AAA    Lane County (Bethel) GO, School District No. 052,
                      FGIC-Insured, 6.400% due 12/1/09                $  548,750
    250,000  Aa*    Lane County (Eugene) GO, School District No. 4J,
                      Series A, 5.375% due 6/1/15                        247,500
    500,000  AAA    Lincoln County School District, Series 95,
                      FGIC-Insured, 5.250% due 6/15/12                   489,375
  1,500,000           AAA Marion County School District, 103C Woodburn,
                      Series B, FGIC-Insured, zero coupon due 11/1/12    579,375

    500,000  A-     Multnomah County Educational Facilities, University
                      Revenue, (University of Portland Project),
                      6.000% due 4/1/14                                  516,875

    430,000  A1*    Oregon State Health Housing, Educational & Cultural
                      Facility Authority, Oak Tree Foundation, Series A,
                      6.100% due 5/1/15                                  438,600
    500,000  AAA    Washington County Sherwood, School District
                      No. 088J, FSA-Insured, 6.100% due 6/1/12           530,000
--------------------------------------------------------------------------------
                                                                       3,350,475
--------------------------------------------------------------------------------
GENERAL OBLIGATION -- 6.1%

    500,000 BBB     Guam Government GO, Series A, 5.375% due 11/15/13    453,125
    500,000 Aa*     Oregon State GO, Veterans Welfare, Series 75,

                      5.850% due 10/1/15                                 510,625
--------------------------------------------------------------------------------
                                                                         963,750
--------------------------------------------------------------------------------
GOVERNMENT FACILITY -- 3.5%

    500,000  AAA    Puerto Rico Public Buildings Authority Revenue,
                      Government Facility, Series A, AMBAC-Insured,
                      6.250% due 7/1/14                                  547,500
--------------------------------------------------------------------------------
HOSPITAL -- 13.1%

    450,000  AAA    Douglas County Hospital Revenue, (Catholic Health
                      Corporation), Series B, MBIA-Insured,
                      6.000% due 11/15/15                                466,312
    595,000  BBB+   Klamath Falls Intercommunity Hospital Authority,
                      Hospital Revenue, (Gross-Merle West Medical
                      Center), 7.100% due 9/1/24                         635,162
    500,000  BBB    Puerto Rico Industrial Tourist Education, Medical &
                      Environmental, Ryder Memorial, Series A,
                      6.700% due 5/1/24                                  511,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY
OREGON MUNICIPALS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (continued)                 OCTOBER 31, 1995
--------------------------------------------------------------------------------

    FACE
   AMOUNT    RATING                     SECURITY                        VALUE
--------------------------------------------------------------------------------

HOSPITAL -- 13.1% (CONTINUED)

   $445,000  AAA    Western Lane Hospital District, Hospital Facilities
                      Revenue, (Sisters of St. Joseph Peace),
                      MBIA-Insured, 5.750% due 8/1/19                 $  446,112
--------------------------------------------------------------------------------
                                                                       2,058,836
--------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 7.6%

    215,000  A+     Oregon State Housing & Community Services,
                      Refunding Bonds Housing and Finance Revenue
                      Bonds, Assisted or Insured Multi-Unit Mortgages,
                      Series A, FHA-Insured, 6.800% due 7/1/13           224,944
                    Portland Housing Authority:
    650,000  A1*      Multi-Family Revenue, (Cherry Ridge Project),
                        6.250% due 5/1/12                                658,938
    300,000  NR       Senior Lien Revenue, (Fairview Woods Project),
                        Series A, 6.875% due 8/1/14                      303,375
--------------------------------------------------------------------------------
                                                                       1,187,257
--------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 11.7%

                    Mortgage Revenue Bonds, Single-Family Mortgage
                      Program:
    650,000  Aa*        Series B, 6.875% due 7/1/28                      688,188
    500,000  Aa*        Series D, 6.500% due 7/1/24                      521,250
    620,000  AAA    Virgin Islands Housing Finance Authority,
                      Single-Family Revenue, Project A,
                      GNMA-Collateralized, 6.450% due 3/1/16             630,075
--------------------------------------------------------------------------------
                                                                       1,839,513
--------------------------------------------------------------------------------
MISCELLANEOUS -- 6.1%

    600,000  A*     Oregon State Economic Development Department,
                      Bond Bank Revenue, Series I, 6.700% due 1/1/15     638,250
    300,000  NR     Western Generation Agency, Multiple Utility Revenue,
                      James River Corporation, (Wauna Cogeneration
                      Project), Series B, 7.250% due 1/1/09              314,625
--------------------------------------------------------------------------------
                                                                         952,875
--------------------------------------------------------------------------------
SHORT-TERM(A) -- 3.2%

    100,000  P-1    Port Portland Refunding Bonds, PCR, Reynolds
                      Metals, 3.900% due 12/1/09                         100,000
    400,000  P-1    Puerto Rico Government Development Bank,
                      3.650% due 12/1/15                                 400,000
--------------------------------------------------------------------------------
                                                                         500,000
--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.
8

SMITH BARNEY
OREGON MUNICIPALS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (continued)                 OCTOBER 31, 1995
--------------------------------------------------------------------------------

    FACE
   AMOUNT    RATING                     SECURITY                        VALUE
--------------------------------------------------------------------------------
TRANSPORTATION -- 4.1%

   $400,000  AAA    Port Portland Airport Revenue, Portland
                      International Airport, Series 10, FGIC-Insured,
                      5.750% due 7/1/25                               $  401,000
    250,000  A      Commonwealth of Puerto Rico, Highway &
                      Transportation Authority, Fuel Sales Tax Revenue,
                      Series W, 5.500% due 7/1/15                        244,063
--------------------------------------------------------------------------------
                                                                         645,063
--------------------------------------------------------------------------------
UTILITIES -- 5.3%

    400,000  BBB    Guam Power Authority Revenue, Electric Revenue,
                      Series A, 5.250% due 10/1/23                       344,000
    500,000  AAA    Northern Wasco County Peoples Utility District,
                      Electric Revenue, FGIC-Insured,
                      5.625% due 12/1/22                                 497,500
--------------------------------------------------------------------------------
                                                                         841,500
--------------------------------------------------------------------------------
WATER AND SEWER -- 18.0%

    250,000  A+     Beavertown Water Revenue, Series 1994,
                      6.125% due 6/1/14                                  262,500
    360,000  A+     Clackamas County Service District, Sewer Revenue,
                      6.375% due 10/1/14                                 384,750
    400,000  A+     Gresham Refunding Bonds, Water Revenue,
                      Series B, 5.300% due 11/1/15                       392,500
    500,000  AAA    McMinnville Sewer System Revenue,
                      Series A, FGIC-Insured, 5.000% due 2/1/14          473,125
    600,000  Aa1*   Port Umatilla GO, Water Revenue,
                      6.650% due 8/1/22                                  635,250
    650,000  A+     Portland Sewer System Revenue, Series A,
                      6.250% due 6/1/15                                  685,750
--------------------------------------------------------------------------------
                                                                       2,833,875
--------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost-- $15,122,033*)                            $15,720,644
--------------------------------------------------------------------------------
(a) Variable rate obligations payable at par on demand on the date indicated.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 10 and 11 for definition of ratings and certain security descriptions.
                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                               9

SMITH BARNEY
OREGON MUNICIPALS FUND
--------------------------------------------------------------------------------
BOND RATINGS
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Corporation ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Services ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Rating from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds that are rated "Aaa" are judged to be of the best quality.
           They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A       -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

SMITH BARNEY
OREGON MUNICIPALS FUND
--------------------------------------------------------------------------------
SHORT-TERM SECURITIES  RATINGS
--------------------------------------------------------------------------------
SP-1    -- Standard & Poor's highest rate rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1  -- Moody's highest rating for issues having a demand feature -- (VRDO).

P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES  RATINGS
--------------------------------------------------------------------------------

ABAG       --  Association of Bay Area Governors
AIG        --  American International Guaranty
AMBAC      --  American Municipal Bond
               Assurance Corporation
BAN        --  Bond Anticipation Notes
BIG        --  Bond Investors Guaranty
CGIC       --  Capital Guaranty Insurance
               Company
CHFCLI     --  California Health Facility
               Construction Loan Insurance
CONNIE LEE--   College Construction Loan
               Insurance Association
COP        --  Certificate of Participation
EDA        --  Economic Development Authority
ETM        --  Escrowed To Maturity
FLAIRS     --  Floating Adjustable Interest
               Rate Securities
FGIC       --  Financial Guaranty Insurance
               Company
FHA        --  Federal Housing Administration
FHLMC      --  Federal Home Loan Mortgage
               Corporation
FNMA       --  Federal National Mortgage
               Association
FRTC       --  Floating Rate Trust Certificates
FSA        --  Federal Savings Association
GIC        --  Guaranteed Investment Contract
GNMA       --  Government National Mortgage
               Association
GO         --  General Obligation
HDC        --  Housing Development Corporation
HFA        --  Housing Finance Authority
IDA        --  Industrial Development Authority
IDB        --  Industrial Development Board
IDR        --  Industrial Development Revenue
INFLOS     --  Inverse Floaters
ISD        --  Independent School District
LOC        --  Letter of Credit
MBIA       --  Municipal Bond Investors Assurance Corporation
MVRICS     --  Municipal Variable Rate Inverse Coupon Security
PCR        --  Pollution Control Revenue
PSF        --  Permanent School Fund
RAN        --  Revenue Anticipation Notes
RIBS       --  Residual Interest Bonds
RITES      --  Residual Interest Tax-Exempt Securities
TAN        --  Tax Anticipation Notes
TECP       --  Tax-Exempt Commercial Paper
TOB        --  Tender Option Bonds
TRAN       --  Tax and Revenue Anticipation Notes
SYCC       --  Structured Yield Curve Certificate
VA         --  Veterans Administration
VRDD       --  Variable Rate Daily Demand
VRWE       --  Variable Rate Wednesday Demand

SMITH BARNEY
OREGON MUNICIPALS FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                  OCTOBER 31,1995
--------------------------------------------------------------------------------
ASSETS:

   Investments, at value (Cost-- $15,122,033)                       $15,720,644
   Cash                                                                 132,987
   Interest receivable                                                  290,473
   Receivable for Fund shares sold                                      108,365
   Receivable from investment adviser                                    55,463
   Deferred organization costs                                           23,705
--------------------------------------------------------------------------------
   TOTAL ASSETS                                                      16,331,637
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                   1,074,759
   Distribution fees payable                                              8,250
   Accrued expenses and other payables                                   50,693
--------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                  1,133,702
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $15,197,935
--------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                         $   1,448
   Capital paid in excess of par value                               14,510,505
   Overdistributed net investment income                                 (1,214)
   Accumulated net realized gain on security transactions                88,585
   Net unrealized appreciation of investments                           598,611
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $15,197,935
--------------------------------------------------------------------------------
SHARES OUTSTANDING:
   Class A                                                              615,973
   -----------------------------------------------------------------------------
   Class B                                                              791,887
   -----------------------------------------------------------------------------
   Class C                                                               39,795
   -----------------------------------------------------------------------------
NET ASSET VALUE:
   Class A (and redemption price)                                        $10.50
   -----------------------------------------------------------------------------
   Class B *                                                             $10.50
   -----------------------------------------------------------------------------
   Class C **                                                            $10.50
   -----------------------------------------------------------------------------
CLASS A MAXIMUM PUBLIC OFFERING PRICE PER SHARE
   (net asset value plus 4.17% of net asset value per share)             $10.94
--------------------------------------------------------------------------------
 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed less than one year from initial purchase
    (See Note 3).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS
12

SMITH BARNEY
OREGON MUNICIPALS FUND
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED OCTOBER 31, 1995

INVESTMENT INCOME:
   Interest                                                           $ 407,899
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 3)                                            29,754
   Investment advisory fees (Note 3)                                     24,263
   Administration fees (Note 3)                                          13,865
   Audit and legal                                                       18,500
   Trustees' fees                                                         8,500
   Shareholder and system servicing fees                                  8,400
   Shareholder communications                                             4,000
   Registration fees                                                      3,700
   Amortization of deferred organization costs                            3,387
   Custody                                                                3,250
   Pricing service fees                                                   2,000
   Other                                                                  3,188
--------------------------------------------------------------------------------
   TOTAL EXPENSES                                                       122,807
   Less: Investment advisory and administration fee waiver
         and expense reimbursement                                      (55,941)
--------------------------------------------------------------------------------
   NET EXPENSES                                                          66,866
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   341,033
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:
   Realized Gain From Security
   Transactions (excluding short-term securities):
     Proceeds from sales                                              3,718,396
     Cost of securities sold                                          3,616,270
--------------------------------------------------------------------------------
   NET REALIZED GAIN                                                    102,126
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                                151,284
     End of period                                                      598,611
--------------------------------------------------------------------------------
   INCREASE IN NET UNREALIZED APPRECIATION                              447,327
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                 549,453
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                                $ 890,486
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

SMITH BARNEY
OREGON MUNICIPALS FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)
AND THE PERIOD ENDED APRIL 30, 1995

                                                     OCTOBER 31      APRIL 30(A)
--------------------------------------------------------------------------------
OPERATIONS:

   Net investment income                              $ 341,033       $ 472,638
   Net realized gain (loss)                             102,126         (13,541)
   Increase in net unrealized appreciation              447,327         151,284
--------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM OPERATIONS               890,486          610,381
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
   Net investment income                               (338,424)       (472,638)
   Net realized gains+                                        --         (3,823)
--------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS                     (338,424)       (476,461)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):

   Net proceeds from sale of shares                   3,412,392      11,759,339
   Cash contribution                                         --         472,905
   Net asset value of shares issued for

     reinvestment of dividends                          253,094         380,937
   Cost of shares reacquired                         (1,899,179)     (1,867,535)
--------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS                          1,766,307      10,745,646
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                2,318,369      10,879,566
NET ASSETS:
   Beginning of period                               12,879,566       2,000,000
--------------------------------------------------------------------------------
   END OF PERIOD*                                   $15,197,935     $12,879,566
--------------------------------------------------------------------------------
*Includes overdistributed net investment income:        $(1,214)        $(3,823)
--------------------------------------------------------------------------------
 (a) For the period from May 23, 1994 (inception date) to April 30, 1995.
   + For the year ended April 30, 1995, the amount represents less than $0.01 per share.

SMITH BARNEY
OREGON MUNICIPALS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

     1.  SIGNIFICANT ACCOUNTING POLICIES

     Smith Barney Oregon Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and asked prices by an independent pricing service; (c) short-term securities and securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, as applicable; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premiums and accretion of original issue discount, is recorded on the accrual basis; (f) market discount is recognized upon the disposition of the security; (g) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; and (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. Net investment income, net realized gains, and net assets were not affected by this change.

     In addition, organization and initial offering expenses have been deferred and are being amortized on a straight-line method over a five-year period, beginning with the commencement of the Fund's operations in May, 1994.

     2.  EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

SMITH BARNEY
OREGON MUNICIPALS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND AFFILIATED TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.35% of average daily net assets up to $500 million; and 0.32% of average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly. For the six months ended October 31, 1995, SBMFM waived all of the management fees for this Fund.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly. For the six months ended October 31, 1995, SBMFM waived all of its administration fees for the period ended October 31, 1995.

     In addition, The Boston Company Advisors, Inc. ("Boston Advisors"), an indirect wholly owned subsidiary of Mellon Bank, acted as sub-administrator to the Fund. SBMFM paid Boston Advisors a portion of its administration fee at a rate agreed upon from time to time between SBMFM and Boston Advisors. As of June 19, 1995 this relationship was terminated.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of the Fund's shares. For the six months ended October 31, 1995, SB received sales charges of approximately $29,000 on sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year from the date such investment was made. For the six months ended October 31, 1995, CDSCs of approximately $7,000 were paid to SB.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets for each class. For the six months ended October 31, 1995, total Distribution Plan fees for Class A, B and C shares were $4,687, $24,514 and $553, respectively.

SMITH BARNEY
OREGON MUNICIPALS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     All officers and one Trustee of the Fund are employees of SB.

     4.  INVESTMENTS

     During the six months ended October 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                            $5,864,648
--------------------------------------------------------------------------------
Sales                                                                 3,718,396
--------------------------------------------------------------------------------
     At October 31, 1995, the net unrealized appreciation of investments for Federal income tax purposes consisted of the following:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                          $598,611
Gross unrealized depreciation                                                --
--------------------------------------------------------------------------------
Net unrealized appreciation                                            $598,611
--------------------------------------------------------------------------------

     5.  CAPITAL LOSS CARRYFORWARDS

     At April 30, 1995, the Fund had for Federal income tax purposes approximately $13,541 of unused capital loss carryforwards available to offset future capital gains expiring April 30, 2003. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     6.  SHARES OF BENEFICIAL INTEREST

     As of October 31, 1995, the Fund has an unlimited number of shares of beneficial interest with par value of $0.001 per share authorized. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. At October 31, 1995, total paid-in capital amounted to the following for each class:

                                 CLASS A          CLASS B           CLASS C
--------------------------------------------------------------------------------
Total Paid-in Capital          $6,137,003       $7,962,490         $412,460
--------------------------------------------------------------------------------

SMITH BARNEY
OREGON MUNICIPALS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     Transactions in shares of each class were as follows:

                                   SIX MONTHS ENDED            YEAR ENDED
                                   OCTOBER 31, 1995*        APRIL 31, 1995**
                                  ------------------       ------------------
                                 SHARES       AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------------
CLASS A

Shares sold                      116,159   $1,201,002      510,557   $4,937,232
Shares issued on reinvestment     11,718      120,752       23,390      226,604
Shares redeemed                 (138,711)  (1,430,736)    (116,563)  (1,169,190)
--------------------------------------------------------------------------------
Net Increase (Decrease)          (10,834)  $ (108,982)     417,384   $3,994,646
--------------------------------------------------------------------------------
CLASS B

Shares sold                      174,070   $1,797,495      706,972   $6,822,107
Shares issued on reinvestment     12,471      128,490       15,881      154,333
Shares redeemed                  (44,595)    (463,156)     (72,913)    (698,345)
--------------------------------------------------------------------------------
Net Increase                     141,946   $1,462,829      649,940   $6,278,095
--------------------------------------------------------------------------------
CLASS C

Shares sold                       39,927   $  413,895           --           --
Shares issued on reinvestment        372        3,852           --           --
Shares redeemed                     (504)      (5,287)          --           --
--------------------------------------------------------------------------------
Net Increase                      39,795   $  412,460           --           --
--------------------------------------------------------------------------------
* For Class C shares, transactions are for the period from May 16, 1995 (inception date) to October 31, 1995.
**For the period from May 23, 1994 (inception date) to April 30, 1995.

     7.  CONCENTRATION OF CREDIT

     The Fund primarily invests in debt obligations issued by the State of Oregon and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of the Oregon municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

SMITH BARNEY
OREGON MUNICIPALS FUND
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                                         CLASS C
                                    CLASS A SHARES    CLASS B SHARES     SHARES
                                    --------------    --------------     -------
                                   1995(1)  1995(2)   1995(1)  1995(2)   1995(3)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                           $10.09    $9.55    $10.09    $9.55    $10.34
--------------------------------------------------------------------------------
INCOME FROM OPERATIONS:

  Net investment income(4)           0.28     0.49      0.24     0.44      0.22
  Net realized and unrealized gain   0.40     0.54      0.42     0.55      0.19
--------------------------------------------------------------------------------
Total Income From Operations         0.68     1.03      0.66     0.99      0.41
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:

  Net investment income             (0.27)   (0.49)    (0.25)   (0.45)    (0.25)
--------------------------------------------------------------------------------
Total Distributions                 (0.27)   (0.49)    (0.25)   (0.45)    (0.25)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $10.50   $10.09    $10.50   $10.09    $10.50
--------------------------------------------------------------------------------
TOTAL RETURN++                       6.85%   11.12%     6.60%   10.62%     4.41%
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)   $6,468   $6,323    $8,312   $6,556      $418
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(4)                        0.66%    0.82%     1.21%    1.36%     1.20%
  Net investment income              5.26     5.28      4.62     4.74      4.66
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                27%      30%       27%      30%       27%
--------------------------------------------------------------------------------
(1) For the six months ended October 31, 1995 (unaudited).
(2) For the period from May 23, 1994 (inception date) to April 30, 1995.
(3) For the period from May 16, 1995 (inception date) to October 31, 1995 (unaudited).
(4) The investment adviser and administrator waived all or part of their fees for the periods ended October 31, 1995 and April 30, 1995. In addition, the investment adviser has reimbursed the Fund for $17,813 and $64,336 in expenses for the periods ended October 31, 1995 and April 30, 1995, respectively. If such fees were not waived, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                           Expense Ratios
                                 Per Share Decreases    Without Fee Waivers
                              in Net Investment Income   and Reimbursement
                              ---------------------     ------------------
                               1995       1995(2)        1995      1995(2)
                              ------      ------        ------     ------
    Class A                    $0.10      $0.12         1.46%+      2.05%+
    Class B                     0.10       0.11         2.02+       2.59+
    Class C                     0.10        --          2.00+          --

  ++ Total return is not annualized, as it may not be representative of the total return for the year.

   + Annualized .

SMITH BARNEY
OREGON MUNICIPALS FUND
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     Change in Independent Auditor: On April 19, 1995, based upon the recommendation of the Audit Committee of the Fund, the Board of Trustees determined not to retain Coopers & Lybrand L.L.P. ("Coopers & Lybrand") as the Fund's independent auditor and voted to appoint KPMG Peat Marwick LLP. During the Fund's two most recent fiscal years, Coopers & Lybrand's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make references to the subject matter of such disagreements in connection with its audit reports. The Fund has requested Coopers & Lybrand to provide a letter to the Securities & Exchange Commission stating whether Coopers & Lybrand agrees with the foregoing statements, and to provide the Fund with a copy of such letter. A copy of this letter is available upon request by calling the Fund at
(212) 723-9218.

SMITH BARNEY
OREGON MUNICPALS
FUND

TRUSTEES
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliott S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon
Cornelius C. Rose, Jr.

OFFICERS
Heath B. McLendon
Chairman of the Board
and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
A MEMBER OF TRAVELERS GROUP

INVESTMENT ADVISER
Smith Barney Mutual Funds
Management Inc.

DISTRIBUTOR
Smith Barney Inc.

CUSTODIAN
PNC Bank

TRANSFER AGENT

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Oregon Municipals Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY OREGON MUNICIPALS FUND
388 Greenwich Street
New York, New York 10013

FD0820 12/95                                                               82107